Exhibit 10.2

Full-time Labor Contract

Party A (employer): Hangzhou Dwarf Technology Co., Ltd

Address: 10th Floor, Weixing Building, No. 252 Wensan Road, Hangzhou Legal Representative (or the main principal): Zhang Mianfu

Party B (employee): Wang jiangling Gender:Female ID Card Number: 340823198105105646

Education Background: University education  Address: NO 24,bazhangjing,hangzhou

In accordance with the Labor Law of the People’s Republic of China, the Labor Contract Law of the People's Republic of China and other relevant laws, regulations and rules, Party A and Party B hereof agree to conclude this Labor Contact and abide by the Articles of the Contract through consultations, on the basis of equality and voluntariness.

Article I Type and Term of Labor Contract

I.

The Labor Contract type and term shall be determined in accordance with the following Item 1.

1.

Fixed-term: from july 16st, 2011 to july 15st, 2012.

2.

Non-fixed-term: from ___ (year) ___ (month) ___ (day) to the time when a condition for the legal rescission or termination of contract occurs.

3.

The term shall be the completion term of some work, from ___ (year) ___ (month) ___ (day) to _________________.

II.

The probation period is agreed in the Labor Contract, from ___ (year) ___ (month) ___ (day) to ___ (year) ___ (month) ___ (day).

Article II Job Contents, Job Location and Requirements

Party B takes the position of CFO, and the job location is Hangzhou.

Party B has to finish his job in time with assured quality and quantity according to the job responsibilities and requirements prescribed by Party A. Due to the demands of production (work), the position and job location can be changed if both parties reach a consensus.

Article III Working Hours, Rest and Holidays

I.

Working hours shall be determined according to the following Item _____:

1.

The system of standard working hours shall be implemented. The working hours of Party B shall not exceed 8 hours per day, and shall not exceed 40 hours per week, and there shall be one off day per week at least.

2.

The system of non-fixed working hours approved by the Administrative Department of Labor and Social Security shall be implemented.

3.

The system of comprehensive calculation of working hours approved by the Administrative Department of Labor and Social Security shall be implemented. The settlement cycle: shall be ______.

II.

Due to the demands of production (work), Party A can extend the working hours of Party B through the consultation with the labor union and Party B, generally, less than one hour per day; if the working hours are required to be extended for special causes, three hours a day shall not be exceeded, and thirty six hours a month shall not be exceeded. Party A shall ensure the resting and holiday right of Party B in accordance with the relevant laws.

Article IV Labor Remuneration and Term and Time of Payment

I.

The monthly salary of Party B in the probation period shall be _________ Yuan.

II.

After the probation period expires, the monthly salary for the normal labor provided by Party B in the legal working hours shall be 7000 Yuan, or shall be determined by the wage system of Party A as _______________.

    The salary increase and decrease of Party B, the distribution of bonus, allowance, subsidy and over-time wage, and the payment under special conditions shall be implemented based on relevant laws and the regulations and rules established by Party A according to the laws. The salary paid by Party A to Party B shall not be lower than minimum local wage standard.

III.

The salary shall be paid by Party A on the 15th day of every month. Party A shall pay the salary in in monetary terms without back money.

IV.

In the term when Party B spends his legal holidays or participates in social activities according to the laws, Party A shall pay the salary in accordance with the relevant laws.

Article V Social Insurance

Party A and Party B shall pay the insurance premiums on a monthly basis in accordance with the laws. Party A shall deduct the part which needs to be afforded by Party B from his salary.

Article VI Labor Protection and Labor Conditions

Both parties must strictly abide by the relevant national regulations on safe production, labor protection, occupational health, etc. Occupations with hazard shall be stipulated in the Contract. Party A should provide Party B with labor protection facilities, labor protection articles and other labor protection conditions during work. Party B should strictly abide by various safe operation specifications. Party A must consciously implement the relevant national regulations on female worker labor protection and special protection of minor workers.

Article VII Amendment, Rescission and Termination of Labor Contract

I.

The contents hereof in the Contract could be amended accordingly through the consultations between both parties. The amended contract shall be made in written form with each party holding one copy.

II.

This Contact can be terminated if both parties reach a consensus through consultation.

III.

Party B can terminate the Contract by informing Party A in written form thirty days in advance. In probation period, Party B can terminate the Contract by informing Party A three days in advance.

IV.

If any of the following situations occurs to Party A, Party B can terminate the Contract.

1.

Party A fails to provide labor protection or labor conditions according to the Labor Contract;

2.

Party A fails to pay the labor remuneration in full in time;

3.

Party A doesn’t pay the social insurance premiums according to the law;

4.

The regulations and systems of Party A contravene the laws and regulations, and damage the rights of Party B;

5.

By cheating, forcing or capitalizing on the difficulties of the other party, Party A makes Party B enter into or amend the Labor Contract in violation of his true meaning, which results in the avoidance of contract;

6.

Other situations prescribed by the laws and regulations under which Party B can terminate the Contract.

If Party A forces Party B to work by violence, threat or illegal restriction of personal liberty, or the illegal instructions and dangerous operations ordered by Party A endanger the personal security of Party B, Party B can terminate the Labor Contract immediately, without advance notification to Party A.

V.

If any of the following situations occurs to Party B, Party A could terminate this Contract.

1.

Be proved to be not in conformity with the employment requirements;

2.

Seriously break the regulations and rules established by Party A;

3.

Serious dereliction of duty and jobbery that causes material loss of Party A;

4.

Establish a labor relationship with other employer(s), causing serious effect on the completion of working assignment of Party A, or do not correct the situation after Party A has proposed.

5.

 By cheating, forcing or capitalizing on the difficulties of the other party, Party B makes Party A enter into or amend the Labor Contract in violation of its true meaning, which results in the avoidance of contract;

6.

Be prosecuted for criminal liability.

VI.

In case of any of the following situations, Party A could terminate the Contract, but a written notice should be given to Party B thirty days in advance or an extra monthly salary shall be paid to Party B.

1.

Party B cannot engage in either the original work or the work otherwise arranged by Party A after the medical period arising from diseases or non-work-related injuries expires;

2.

Party B is not competent for the work and is still not competent for it after training or adjustment of positions;

3.

The objective conditions on which the Labor Contract is concluded undergo material changes with the result that the original Labor Contract cannot be carried out and the concerned parties could not reach an agreement on the amendment of the Labor Contract after consultations.

VII.

When Party A goes through the consolidation according to the Enterprise Bankruptcy Law or the production and operation conditions suffer serious difficulties; or a reduction in personnel is required after the labor contract amendment because of the production change, major technical transformation or operation adjustment; or other objective conditions on which the Labor Contract is concluded undergo material changes with the result that the Labor Contract cannot be carried out, Party A should explain to the labor union or the staff thirty days in advance and listen to the opinions of the labor union or the personnel. The personnel reduction program shall be submitted to the Administrative Department of Labor in written form, and then the Labor Contract can be terminated.

VIII.

In case of any of the following situations, the Labor Contract can be terminated.

1.

Expiration of the Labor Contract;

2.

Party B starts to enjoy the basic endowment insurance benefits according to the law;

3.

Party B dies or the death or missing of Party B is declared by the People’s Court;

4.

Party A declares bankruptcy according to the laws, or its business license is revoked or Party A is ordered to terminate or cancelled or Party A determines to terminate business in advance;

5.

Other situations prescribed by the laws and regulations.

IX.

After the Labor Contract expires, if any of the following situations occurs to Party B, the Labor Contract shall be extended to the disappearance of corresponding situation.

1.

The employee engaged in the job with occupational hazard has not been checked for occupational health before leaving his position, or the suspected occupational patient in the diagnosis or medical observation period;

2.

Suffer from an occupational disease when working for Party A or be identified as losing or partially losing labor capacity due to work-related injuries;

3.

Enjoy the prescribed medical period due to disease or non-work-related injury;

4.

Female workers during pregnancy, perinatal period or lactation;

5.

The employee who has been working for the employer continuously for not less than 15 years and is less than 5 years away from his legal retirement age;

6.

 Other situations prescribed by the laws and regulations.

X.

If any of the situations listed in Clause 9 of this article occurs to Party B, Party A cannot terminate this Labor Contract according to the regulations of Article 6 and Article 7.

Article VIII Liability for Breach of the Contract

If Party A rescinds or terminates the Contract illegally, Party A shall pay Party B the compensation; if Party B rescinds the Contract illegally and causes the economic loss of Party A, Party B shall be liable for the compensation according to the laws.

Article IX Other Matters Agreed by Both Parties

None

Article X Others

1.

For any dispute that occurs during the performance of this Contract, either party may apply to the enterprise labor dispute mediation committee for mediation or apply to labor dispute arbitration committee for arbitration. If either party refuses to obey the arbitrament, a lawsuit can be submitted to the People’s Court.

2.

Unaccomplished matter of this Contact shall be subject to the national laws and regulations.

3.

If the clause of this Contract contravenes the laws and regulations enacted by the state in the future, the new national laws and regulations shall prevail.

4.

This Contract is concluded in accordance with laws, takes effect upon signing and sealing by both parties, and is legally binding on both parties.

5.

This Contract is made in duplicate with each party holding one copy.

Party A (Seal):	Party B (Signature):
Legal representative (or the main principal) (Signature):
Signed on:	Signed on: july 15st, 2011

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